SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2002

IMP, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-15858	94-2722142

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2830 North First Street
San Jose, California 95134
(Address of Principal Executive Offices)

(408) 432-9100
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 16

The Current Report on Form 8-K that was filed on June 19, 2002 inaccurately indicated that the report of KPMG LLP, dated August 6, 2001, on IMP, Inc.’s financial statements for the fiscal year ended March 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. This Current Report on Form 8-K/A amends and restates in its entirety the Current Report on Form 8-K filed by IMP, Inc. on June 19, 2002.

Item 4. Changes in Registrant’s Certifying Accountant.

(a)	(1)(i)	Effective June 12, 2002, IMP, Inc. (the “Company”) dismissed KPMG LLP as the Company’s independent accountants by choosing not to extend KPMG LLP’s engagement as the Company’s independent accountants.

(ii)	The report of KPMG LLP, dated August 6, 2001, on the Company’s financial statements for the fiscal year ended March 31, 2001 contained an explanatory paragraph that stated that “the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.” Except as set forth in the immediately preceding sentence, KPMG LLP’s report on the financial statements for the Company’s fiscal year ended March 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company’s financial statements for the fiscal year ended March 26, 2000 were audited by PriceWaterhouseCoopers LLP (“PWC”), and the information required to be reported in connection with the resignation of PWC was included in a Current Report on Form 8-K filed on August 15, 2000. The audit of the Company’s financial statements for the fiscal year ended March 31, 2002 has not yet been completed, and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002 has not been filed yet. The requisite Notification of Late Filing on Form 12b-25 was filed on June 28, 2002.

(iii)	The decision to change independent auditors was approved by the Board of Directors and the Audit Committee.

(iv)	During the Company’s fiscal year ended March 31, 2001 and through June 12, 2002, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference thereto in its report on the financial statements of the Company for such period. As noted above, the information required to be reported in connection with the resignation of PWC on August 8, 2000 was included in a Current Report on Form 8-K filed on August 15, 2000. The audit of the Company’s financial statements for the fiscal year ended March 31, 2002 has not yet been completed, and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002 has not been filed yet. The requisite Notification of Late Filing on Form 12b-25 was filed on June 28, 2002.

(v)	By letter dated September 24, 2001, and verbally thereafter in connection with SAS #71 reviews of quarterly financial information, KPMG LLP advised the Company and its Audit Committee of conditions they believed to be material weaknesses in the Company’s internal controls. KPMG LLP noted that the Company was not able to produce accurate, reliable and timely financial statements and that KPMG LLP’s procedures identified a number of significant accounting adjustments that were necessary in order to present the Company’s financial statements in accordance with accounting principles generally accepted in the United States and rules and regulations of the Securities and Exchange Commission for several reasons. The accounting system used by the Company required a significant amount of manual intervention in order to capture the Company’s accounting transactions and this manual processing was subject to errors. At the time of the Company’s 2001 audit, the Company was in the process of implementing replacement software and hardware. KPMG LLP recommended that the Company continue its efforts to install this system. Upon completion of the installation, KPMG LLP recommended that the Company devote resources to processing the backlog of transactions and producing current financial information on a timely basis for management’s use. The Company has experienced significant turnover in the accounting department and, as a result, internal controls have not been performed consistently in a timely manner over many accounts. As a result, the Company has not prepared supporting schedules for many accounts and has experienced difficulty in producing historical detail for changes in account balances. KPMG LLP advised the Company that failure to perform timely oversight and review of account balances increases the risk of errors or irregularities occurring and remaining undetected. KPMG LLP discussed each of the material weaknesses identified with management and with the Audit Committee. KPMG LLP recommended that the Company review each of its accounts and identify the nature and timing of oversight and review controls, and the assignment of these controls to specific individuals. KPMG LLP advised the Company that these individuals should then perform an initial review and update of the balances and the historical detail since the last review for each account under their responsibility. KPMG LLP further advised the Company that the defined oversight and review procedures should then be performed prospectively on a timely basis. KPMG LLP recommended that the Company ensure that sufficient resources are available to enable the Company to fulfill its SEC accounting and reporting obligations. The Company has authorized KPMG LLP to discuss the subject matter of each material weakness identified with any successor auditor subsequently engaged as the principal accountant to audit the Company’s financial statements. The Company’s management team is in the process of addressing these material weaknesses. Internal control weaknesses identified by PWC are described in the Current Report on Form 8-K filed on August 15, 2000.

(2)	The Company engaged BDO Seidman, LLP as its new independent accountants effective June 12, 2002.

During the Company’s fiscal year ended March 31, 2002 and through the date of engagement of BDO Seidman, LLP, the Company has not consulted with BDO

Seidman, LLP on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report or oral advice has been provided that the newly engaged accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304(a)(2) of Regulation S-K).

(3)	The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated July 3, 2002, is filed as Exhibit 16 to this Form 8-K/A.

Item 7.	Financial Statements and Exhibits.
(c)	Exhibit 16	Letter from KPMG LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2002	IMP, INC.

	By:	/s/ Subba Rao Pinamaneni

	Name: Title:	Subba Rao Pinamaneni Chairman of the Board of Directors

Exhibit Index

Exhibit No.	Description
Exhibit 16	Letter from KPMG LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.